Exhibit 10(xiv)

EXECUTION COPY

WAIVER AND AMENDMENT NO. 8

Dated as of March 16, 2005

To the banks, financial institutions

and other institutional lenders

(collectively, the “Lenders”)

parties to the Credit Agreement

referred to below and to Merrill Lynch Capital,

a division of Merrill Lynch Business Financial

Services Inc., as Administrative Agent

(in such capacity, the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement, dated as of November 26, 2002, among NDCHealth Corporation, a Delaware corporation (the “Borrower”), the Lenders and agents from time to time party thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Swing Line Lender, Credit Suisse First Boston, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and LaSalle Bank National Association, as L/C Issuer, as amended by Letter Amendment and Waiver No. 1, dated as of May 27, 2003, Letter Amendment No. 2 dated as of August 29, 2003, Amendment No. 3 dated as of December 19, 2003, Letter Amendment No. 4 dated as of January 22, 2004, Letter Amendment No. 5 dated as of August 20, 2004, Letter Amendment No. 6, dated as of November 22, 2004 and Consent and Amendment No. 7, dated as of February 23, 2005 (as so amended or otherwise modified in writing, the “Credit Agreement”; the terms defined therein being used herein as therein defined).

The Borrower is restating its financial statements (the “Restated Financial Statements”) with respect to (a) the Physicians Software business and the information management business for the period from the first quarter of Fiscal Year 2002 through the first quarter of Fiscal Year 2005 (the “Restatement Period”) and (b) such other audit adjustments for the Restatement Period previously identified to the Lenders, in accordance with GAAP (the “Restatement”), all of which has resulted in a delay in the Borrower’s ability to report its financial results in its quarterly report for the second fiscal quarter of the Borrower’s Fiscal Year 2005 (the “Q2 Report”).

The Borrower has delivered a notice to the Administrative Agent and the Lenders stating that Regions Bank, as the trustee (the “Trustee”) under the Indenture dated as of November 26, 2002 by and among the Trustee, the Borrower, NDC Health Information Services (Arizona) Inc., The Computer Place, Inc., NDC Health Intellectual Property Corp., HISIP Corp., NDCIP, Inc., NDCHealth Licensing, Inc., TechRX Incorporated, NDC of Canada, Inc. and NDC Acquisition Corp. with respect to the Senior Subordinated Notes (the “Indenture”), has notified the Borrower that it is in Default (as defined in the Indenture) under Section 501(4) of the

NDCHealth Corporation – Waiver and Amendment

Indenture as a result of the Borrower’s failure to deliver the Q2 Report within the required time period set forth in the Indenture (the “Cross Default”).

SECTION 1. Limited Waivers. We hereby request, and by your execution hereof, you agree to waive the following:

(a) the Event of Default, pursuant to Section 8.01(b) of the Credit Agreement, resulting from the failure by the Borrower to deliver (i) financial statements and an officer’s certificate, in accordance with Section 6.01(b) of the Credit Agreement, for the quarter ended November 26, 2004 and (ii) the related Compliance Certificate, in accordance with Section 6.02(b) of the Credit Agreement,

(b) the Event of Default, pursuant to Section 8.01(d) of the Credit Agreement, resulting from the misrepresentations under Sections 5.05(b) and (c) and Section 5.15 of the Credit Agreement with respect to the Restated Financial Statements solely to the extent that they are the subject of the Restatement, and

(c) the Default or Event of Default, pursuant to Section 8.01(e) of the Credit Agreement, resulting from the Cross Default,

provided, that if the following requirements (the “Waiver Requirements”) are not met, the waivers set forth in Section 1 of this Waiver will immediately thereupon terminate (such date of termination being the “Waiver Termination Date”) and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement with respect to any such Defaults and Events of Default as though no waiver had been granted by them hereunder:

(i) the Restated Financial Statements and the Q2 Report are filed with the SEC and delivered to the Administrative Agent prior to 12:00 noon eastern standard time on March 21, 2005; the annual audited financial statements for Fiscal Years 2002, 2003 and 2004 that constitute part of the Restated Financial Statements (the “Annual Audited Statements”) shall include a report of independent registered public accounting firm from Ernst & Young LLP, providing that such Annual Audited Statements were prepared in accordance with generally accepted auditing standards and are not subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and stating that the Annual Audited Statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; and

(ii) the financial statements for the quarter ended on November 26, 2004 required pursuant to Section 6.01(b), the officer’s certificate, and Compliance Certificates for such quarter and each quarter covered by the Restated Financial Statements (demonstrating compliance, on a pro forma basis, with all financial covenants as amended to date) are delivered to the Administrative Agent prior to 12:00 noon eastern standard time on March 21, 2005; and

NDCHealth Corporation – Waiver and Amendment

(iii) the Restatement requires adjustments only to the Restated Financial Statements for the Restatement Period, as confirmed by a certificate from the Borrower to the Administrative Agent reasonably satisfactory to the Administrative Agent; and

(iv) the aggregate impact of the Restatement on EBITDA during the Restatement Period and the impact of the Restatement on EBITDA for any individual fiscal quarter during the Restatement Period does not exceed the amount outlined in a letter from the Borrower to the Administrative Agent, dated March 11, 2005, as confirmed by a certificate from the Borrower to the Administrative Agent reasonably satisfactory to the Administrative Agent; and

(v) the Administrative Agent shall have received, prior to 12:00 noon eastern standard time on March 21, 2005, a copy of a fully executed waiver of the default under Section 501(4) of the Indenture from the holders or duly authorized representatives of such holders representing at least 51% of the Senior Subordinated Notes (that is in full force and effect as of such time and not subject to any conditions to effectiveness that will not be satisfied simultaneously with the effectiveness of this Waiver and Amendment), and neither the Trustee nor any of the holders of the Senior Subordinated Notes shall have taken any other actions to enforce their rights or remedies under the Senior Subordinated Note Documents with respect to such default.

SECTION 2. Amendments. Subject to the occurrence and continuance of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in alphabetical order:

“Amendment No. 8 Effective Date” means March 16, 2005.

“Annual Audited Statements” means the annual audited financial statements for Fiscal Years 2002, 2003 and 2004 that constitute part of the Restated Financial Statements.

“Restated Financial Statements” means the Borrower’s consolidated financial statements as adjusted with respect to the Physicians Software business and the information management business and such other audit adjustments identified to the Lenders prior to the Amendment No. 8 Effective Date for the period from the first quarter of Fiscal Year 2002 through the first quarter of Fiscal Year 2005, all in conformity with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

“Restatement” means the restatement by the Borrower of the Restated Financial Statements and such other audit adjustments for the Restatement Period identified to the Lenders prior to the Amendment No. 8 Effective Date, in accordance with GAAP.

NDCHealth Corporation – Waiver and Amendment

“Restatement Conditions” means:

(a) the Restated Financial Statements and the Q2 Report are filed with the SEC and delivered to the Administrative Agent prior to 12:00 noon eastern standard time on March 21, 2005; the Annual Audited Statements shall include a report of independent registered public accounting firm from Ernst & Young LLP, providing that such Annual Audited Statements were prepared in accordance with generally accepted auditing standards and are not subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and stating that the Annual Audited Statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; and

(b) the financial statements for the quarter ended on November 26, 2004 required pursuant to Section 6.01(b), the officer’s certificate, and Compliance Certificates for such quarter and each quarter covered by the Restated Financial Statements (demonstrating compliance, on a pro forma basis, with all financial covenants as amended to date) are delivered to the Administrative Agent prior to 12:00 noon eastern standard time on March 21, 2005; and

(c) the Restatement requires adjustments only to the Restated Financial Statements for the Restatement Period, as confirmed by a certificate from the Borrower to the Administrative Agent reasonably satisfactory to the Administrative Agent; and

(d) the aggregate impact of the Restatement on EBITDA during the Restatement Period and the impact of the Restatement on EBITDA for any individual fiscal quarter during the Restatement Period does not exceed the amount outlined in a letter from the Borrower to the Administrative Agent, dated March 11, 2005, as confirmed by a certificate from the Borrower to the Administrative Agent reasonably satisfactory to the Administrative Agent; and

(e) the Administrative Agent shall have received, prior to 12:00 noon eastern standard time on March 21, 2005, a copy of a fully executed waiver of the default under Section 501(4) of the Indenture from the holders or duly authorized representatives of such holders representing at least 51% of the Senior Subordinated Notes (that is in full force and effect as of such time and not subject to any conditions to effectiveness that will not be satisfied simultaneously with the effectiveness of this Waiver and Amendment), neither the Trustee nor any of the holders of the Senior Subordinated Notes shall have taken any other actions to enforce their rights or remedies under the Senior Subordinated Note Documents with respect to such default.

“Restatement Period” means the period from the first quarter of Fiscal Year 2002 through the first quarter of Fiscal Year 2005.

NDCHealth Corporation – Waiver and Amendment

(b) Section 2.01(a) of the Credit Agreement is hereby amended by adding at the end of the first sentence therein the following proviso:

“; provided further, however, that until the Restatement Conditions have been satisfied, as confirmed by certificates from the Borrower to the Administrative Agent reasonably satisfactory to the Administrative Agent, the Borrower agrees that the Revolving Credit A Outstandings shall not exceed $63,580,000 on or after the Amendment No. 8 Effective Date without the prior written consent of the Required Lenders and the Required Revolving Credit A Lenders”

SECTION 3. Conditions to Effectiveness. This Waiver and Amendment shall become effective as of the date first above written (the “Effective Date”), and shall continue to be effective so long as the Waiver Termination Date shall not have occurred, when:

(a) the Administrative Agent shall have received counterparts of this Waiver and Amendment executed by the Borrower, the Required Lenders and the Required Revolving Credit A Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Waiver and Amendment,

(b) payment in full of all expenses of the Administrative Agent related to this Waiver and Amendment (including all outstanding legal fees of counsel to the Administrative Agent incurred in connection with the Credit Agreement since the last date of payment of such fees) shall have been by the Borrower, and

(c) the Administrative Agent shall have received the consent attached hereto executed by each Guarantor.

This Waiver and Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

Notwithstanding the foregoing, it is understood and agreed that, upon the occurrence of the Waiver Termination Date, the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement with respect to any Defaults and Events of Default resulting from the ineffectiveness of such amendments as though no amendments had been granted by them hereunder.

SECTION 4. Covenant to Deliver Account Control Agreements. The parties hereto agree that, pursuant to Section 5 of the Security Agreement, the Loan Parties shall deliver to the Administrative Agent, within 30 days after the Effective Date (which time period may be extended by up to an additional 60 days at the sole discretion of the Administrative Agent), Account Control Agreements (as defined in the Security Agreement) or such other “control agreements” in form and substance satisfactory to the Administrative Agent and covering such of the Loan Parties’ Account Collateral as may be required by the Administrative Agent in its sole discretion.

SECTION 5. No Default; Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Waiver and Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that after giving effect to this Waiver and Amendment, (a) except as set forth herein, no Default or Event of Default has occurred and is continuing as of the date hereof and (b) except as set forth herein, the representations and warranties contained in the Credit Agreement and the other Loan

NDCHealth Corporation – Waiver and Amendment

Documents are true and correct in all material respects, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (y) for the representations and warranties set forth in Sections 5.05(b) and (c) and in Section 5.15 of the Credit Agreement with respect to the Restated Financial Statements that are waived hereunder. Notwithstanding the foregoing, the Borrower represents and warrants that after the Restatement the Borrower will be in compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement for the first quarter of Fiscal Year 2003 through the first quarter of the Fiscal Year 2005.

SECTION 6. Reference to and Effect on the Loan Documents. This Waiver and Amendment constitutes a Loan Document. The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver and amendments specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. The Waiver set forth in Section 1 hereof shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any variation from the Credit Agreement or to waive any Default or Event of Default that has occurred or may in the future occur under the Credit Agreement, except as expressly set forth herein.

On and after and during the effectiveness of this Waiver and Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Waiver and Amendment.

If you agree to the terms and provisions of this Waiver and Amendment, please evidence such agreement by executing and returning at least four counterparts of this Waiver and Amendment to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Catherine Cataño, Fax No. 646-848-4861.

This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

NDCHealth Corporation – Waiver and Amendment

This Waiver and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

NDCHEALTH CORPORATION

By	/s/ LEE ADREAN
Title:	CFO

NDCHealth Corporation – Waiver and Amendment

Agreed as of the date first above written:

MERRILL LYNCH CAPITAL, a division

of Merrill Lynch Business Financial Services Inc.,

as Administrative Agent, as Swing Line Lender

and as Lender

By	[SIGNATURE TO COME]
Troy A. Oder
Title:	Vice President

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BANK OF AMERICA, N.A.

By	[SIGNATURE TO COME]
Title:	Senior Vice President

NDCHealth Corporation – Waiver and Amendment

BlackRock Senior Loan Trust

Magnetite Asset Investors LLC

Magnetite IV CLO, Limited

Magnetite V CLO, Limited

Senior Loan Fund

By	[SIGNATURE TO COME]
Title:	Authorized Signatory

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By	[SIGNATURE TO COME]
Paul L. Colón
Title:	Director

By	[SIGNATURE TO COME]
Karim Blasetti
Title:	Associate

NDCHealth Corporation – Waiver and Amendment

Denali Capital LLC, managing member of DC

Funding Partners, portfolio manager for DENALI

CAPITAL CLO I, LTD., or an affiliate

By	[SIGNATURE TO COME]
David A. Tanny
Title:	Vice President

NDCHealth Corporation – Waiver and Amendment

Denali Capital LLC, managing member of

DC Funding Partners, portfolio manager for

DENALI CAPITAL CLO II, LTD., or an affiliate

By	[SIGNATURE TO COME]
David A. Tanny
Title:	Vice President

NDCHealth Corporation – Waiver and Amendment

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By	[SIGNATURE TO COME]
David A. Tanny
Title:	Vice President

NDCHealth Corporation – Waiver and Amendment

Flagship CLO II by Flagship Capital Management, Inc.

By:	[SIGNATURE TO COME]
Name:	Eric S. Meyer
Title:	Director

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Flagship CLO 2001-1 by Flagship Capital Management, Inc.
By:	[SIGNATURE TO COME]
Name:	Eric S. Meyer
Title:	Director

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GENERAL ELECTRIC CAPITAL CORPORATION

By	[SIGNATURE TO COME]
Steve J. Warner
Title:	Duly Authorized Signatory

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ING CAPITAL LLC

By	[SIGNATURE TO COME]
Name:	Michael P. Garvin, Jr.
Title:	Director

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KEY CORPORATE CAPITAL INC.

By	[SIGNATURE TO COME]
Title:	Senior Vice President

NDCHealth Corporation – Waiver and Amendment

KEYBANK NATIONAL ASSOCIATION,

By	[SIGNATURE TO COME]
Title:	Senior Vice President

NDCHealth Corporation – Waiver and Amendment

LaSalle Bank National Association

By	[SIGNATURE TO COME]
Title:	Vice President

NDCHealth Corporation – Waiver and Amendment

Regions Bank
By	[SIGNATURE TO COME]
Title:	Senior Vice President

NDCHealth Corporation – Waiver and Amendment

Venture CDO 2002, Limited

By its investment advisor, MJX Asset Management LLC

By	[SIGNATURE TO COME]
Kenneth Ostmann
Title:	Director

Venture II CDO 2002, Limited

By its investment advisor, MJX Asset Management LLC

By	[SIGNATURE TO COME]
Kenneth Ostmann
Title:	Director

CONSENT

Dated as of March 16, 2005

Each of the undersigned, as Guarantor under the Guaranty dated November 26, 2002 (the “Guaranty”) in favor of the Administrative Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Waiver and Amendment, hereby consents to such Waiver and Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Waiver and Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein), except that, on and after the effectiveness of such Waiver and Amendment, each reference in the Guaranty and the Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Waiver and Amendment.

NDC HEALTH INFORMATION SERVICES (ARIZONA) INC.

By	/s/ LEE ADREAN
Title:	EVP

NDC OF CANADA, INC.

By	/s/ LEE ADREAN
Title:	EVP

NDCHealth Corporation – Waiver and Amendment